SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2004

Fastenal Company

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-16125	41-0948415
(Commission file number)	(I.R.S. Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

(507) 454-5374

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following is furnished herewith:

(c)	Exhibits

99.1	Press release of Fastenal Company dated April 13, 2004

Item 12. Results of Operations and Financial Condition.

On April 13, 2004, Fastenal Company (the “Company”) issued a press release discussing its financial performance for the fiscal quarter ended March 31, 2004. A copy of that press release is attached as an exhibit to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2004

FASTENAL COMPANY

By:	/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Fastenal Company dated April 13, 2004	Electronically Filed